                                                                   EXHIBIT 10.18

                                    HATTERAS

                           SALES AND SERVICE AGREEMENT

         THIS AGREEMENT (which includes the attached addendum, exhibits and attachments contained herein) made this 1st day of July, 2003 between HATTERAS YACHTS DIVISION of Brunswick Corporation, a Delaware corporation, (hereinafter referred to as "Hatteras"), having its principal place of business at 110 North Glenburnie Road, New Bern, North Carolina 28560, and MarineMax Motor Yachts, LLC, with its principal place of business at 825 NE 3rd Street, Dania, FL 33004 a Limited Liability Corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as "Dealer") and its parent corporation, MarineMax Inc. a Delaware Corporation with its principal place of business at 18167 US 19 North, Suite 499, Clearwater, FL 33764 (hereforth referral to as "MarineMax"), whereby in consideration of the mutual covenants herein contained, it is agreed as follows:

1. Appointment of Dealers: Hatteras hereby appoints Dealer as a non-exclusive dealer for the retail sale, display, and servicing of the following Hatteras product(s) and repair parts (hereinafter "Product" or "Products") as specified in the Hatteras 2004 Agreement and Dealer Programs applicable to Hatteras dealers selling comparable Products (hereinafter referred to as "Agreement"), from the below described Dealer Location(s), which Products shall be purchased only from Hatteras or an authorized Hatteras dealer. Hatteras reserves the right to make sales to purchasers and to appoint other Dealers to sell Products within the defined marketing territory set forth in Paragraph 2 below (hereinafter referred to as the "Territory"):

                                                           Dealer       Hatteras
50' - 70' Convertibles, Parts and Accessories             ______         ______
82' - 90' Convertibles, Parts and Accessories             ______         ______
63' - 80' Motor Yachts, Parts and Accessories             ______         ______
84' - 100' Motor Yachts, Parts and Accessories            ______         ______

Notwithstanding the above provisions, during the term of this Agreement, and provided that Dealer is in compliance with the material obligations, performance standards, terms, conditions, and covenants as specified in this Agreement and any modifications, Hatteras shall not appoint another or other dealers to sell Product from a dealer location that is within the Territory.

Hatteras will not sell direct in the assigned Territory without prior consultation, subject to the attached Addendum.

*Both parties must initial the product descriptions to be included in this Agreement.

         2. Location: Dealer shall sell at retail, display, and service Products only at and from the following non-exclusive location(s) ("Dealer Location(s)"), which Dealer Location(s) are both sales and service unless otherwise specified hereto in writing:

        Sales Location                                        Service Location
        --------------                                        ----------------
350 SW Monterey Road, Stuart, FL                     350 SW Monterey Road, Stuart, FL
2340 S.W. Palm City Road, Stuart, FL                 2340 S.W. Palm City Road, Stuart, FL
18025 US 19 North, Clearwater, FL                    18025 US 19 North, Clearwater, FL
14070 McGregor Blvd., Fort Myers, FL                 14070 McGregor Blvd., Fort Myers, FL
1146 6th Avenue South, Naples, FL
2550 S Bayshore Drive #1, Coconut Grove, FL
Pier 66, 2301 SE 17th Street, Ft. Lauderdale, FL
3344 Lakeshore Blvd., Jacksonville, FL               3344 Lakeshore Blvd., Jacksonville, FL
825 NE 3rd Street, Dania, FL
490 Taylor Lane, Dania, FL                           490 Taylor Lane, Dania, FL
31 Ocean Reef Drive #A-100, Key Largo, FL
1601 Ken Thompson Pky., Sarasota, FL                 1601 Ken Thompson Pky., Sarasota, FL
3200 Matecumbe Key Road, Punta Gorda, FL
1485 Tamiami Trail South, Venice, FL                 1485 Tamiami Trail South, Venice, FL
7090 Placida Road, Cape Haze, FL                     7090 Placida Road, Cape Haze, FL

and Dealer shall concentrate its sales and service effort to within the following Territory:

                  Comprised of an area beginning at Nassau County, Florida south through the Keys, north to the Georgian state line and west to the Apalachicola River and including Liberty, Franklin and Gasden County, FL, except as noted in the Addendum.

Dealer shall not delete, change or add to the above Dealer Location(s) without the prior written consent of Hatteras, which consent shall not be unreasonably withheld, and Hatteras may consider any relevant factors and consequences as part of such approval process, including but limited to the Dealer's qualifications, abilities and financial capabilities to perform the Agreement obligations and to operate the business from the proposed Dealer location, applicable legal restrictions, and the effect such a grant would have on the resulting Territory configuration and adjacent Hatteras dealer sales. Dealer will not sell Products for use by or to a purchaser located outside of the country in which the Dealer is located, except as noted in the attached Addendum, or to others for the purpose of resale without the prior written consent of Hatteras. Specifically, Dealer shall not utilize the services of a broker or similar agent to sell Product unless employed as a subcontractor of the Dealer or working for the Dealer subject to the terms and conditions of this Agreement and the policies of Hatteras. In addition, Dealer shall not sell, advertise, solicit for sale, or offer for resale Products outside of the Territory except Dealer may advertise in recognized and established marine publications with acceptable cross-territorial distribution, subject to the Addendum attached. Dealer agrees not to advertise price (with the exception of the current MSRP) of Hatteras' Products in any electronic media, newspaper, trade publications or other publication or medium that is cross territorial and/or distributed outside of the Territory. Dealer agrees to provide appropriate facilities and to assume full and complete managerial authority and responsibility for the display, retail sale and service of the Products at and from each Dealer Location, as appropriate.

         3.       Dealer's Responsibilities: Dealer agrees to:

                  A. Devote its best efforts to appropriately promote, display, advertise and sell Products at each Dealer Location in accordance with the terms of this Agreement and all applicable federal, state and local laws. Dealer shall display and utilize at each Dealer Location signs, graphics and image elements with Hatteras' Identification, as defined herein, subject to the requirements and approval by Hatteras, that will positively reflect the Hatteras image and promote the retail sale of the Products.

                  B. Purchase and carry on hand a sufficient inventory of current Products and parts to meet the reasonable demand of customers.

                  C. Maintain at each Dealer Location (unless a sales location only and then service is to be provided at another Dealer Location or associated and authorized Hatteras service facility) a service department that Dealer agrees to staff, train and equip to promptly and professionally service Products; and to maintain at said Location parts and supplies to properly service Products on a timely basis.

                  D. Perform any and all necessary Product rigging, installation, inspection and Product orientation services prior to delivery to the purchaser as required by Hatteras and perform post-sale service of all Products originally sold by Dealer and brought to Dealer for service. Dealer shall advise all purchasers that dealers in other locations are not required to provide warranty and service work for the purchaser and all such work is the responsibility of Dealer. Dealer shall instruct the purchaser to contact it prior to moving the Product so arrangements for warranty or service work can be made. However, Dealer may be required to provide or arrange for warranty and service work for Product regardless of the area or condition of sale. Dealer will secure all Product inventory against weathering and damage and maintain inventory at all times in a like new and unused condition.

                  E. Furnish each Product purchaser with Hatteras' Limited Warranty on new Products and with information and training as to the safe and proper operation and maintenance of the Product.

                  F. Complete and submit Hatteras' Warranty Registration Card and Warranty Awareness Checklist immediately upon delivery of the Products to the purchaser and assist Hatteras in performing Products defect and recall campaigns. In the event Dealer fails to return said card to Hatteras as prescribed herein, Dealer agrees to indemnify Hatteras against any liability, loss or damage which Hatteras may sustain as a result of said failure. Hatteras will notify Dealer if Hatteras has not received the warranty registration card.

                  G. Maintain complete Product sales and service records and report to Hatteras on a regular basis the name and address of each Product purchaser, upon request.

                  H. Achieve Product sales and service performance in accordance with fair and reasonable standards and sales levels established by Hatteras from time to time as described in paragraph 14 below.

                  I. (1) Submit complete and accurate annual financial statements for MarineMax within ninety (90) days after the end of MarineMax's fiscal or calendar year; (2) submit complete financial statements for MarineMax based on reporting following the quarter end; and, (3) consent to full and open disclosure of financial information concerning MarineMax and between Hatteras and any financial institution or company which finances all or part of Dealer's Product inventory.

                  J. Conduct business in manner that preserves and enhances the reputation and goodwill of both Hatteras and Dealer for providing quality products and services, and submit to Hatteras truthful and accurate statements, reports and information.

                  K. Maintain an ability to purchase Product inventory via flooring and/or self-financing that is customary to the ability to carry on hand and display Hatteras' current Product models as indicated on Exhibit A of this Agreement, except as noted in the attached Addendum.

                  L. Allow the application of any rebates or account credits owed to Dealer as an offset against any losses, debts or monies owed to Hatteras by Dealer, including but not limited to losses or debts applicable to open Products accounts, unpaid retail show space, and to any losses relating to Dealer flooring or financing.

                  M. Indemnify and hold harmless Hatteras, its parent, affiliates and subsidiaries who finance Dealer's Product inventory against any and all claims or losses whatsoever as a result of Dealer's failure to meet or comply with its obligations under this Agreement to Hatteras or to such indemnified financial institutions.

                  N. Maintain a CSI rating to preserve Hatteras' image in the market place.

                  O. Comply with those Dealer obligations that may be imposed or established for similar situated Dealers by Hatteras and which are included in this Agreement, annual Dealer Programs and policies and Hatteras' Internet Policy to the maximum extent permitted by applicable law.

                  P. Maintain a financial condition which is adequate to satisfy and perform its obligations under this Agreement, including the ability to accept and floor plan trade-in products.

                  Q. Maintain in confidence all Hatteras proprietary and confidential information which is disclosed to Dealer.

                  R. Provide prior written notice to Hatteras if Dealer desires to make any change in Dealer's financing of its Product inventory or business and give Hatteras sufficient time to discuss and review with Dealer the effect of the proposed change.

                  S. Notify Hatteras of any proposed change in the control or management of the Dealer and the addition or deletion of any Dealer Location(s).

         4. Orders: Dealer agrees to submit orders to Hatteras in a manner and format prescribed by Hatteras, which orders shall be subject to Hatteras' current terms and conditions of sale. Any order which does not comply with Hatteras' terms and conditions need not be filled by Hatteras. Any additional or different terms submitted by Dealer will be void and of no effect. Dealer cancellation of orders will be subject to Hatteras' then current cancellation policy. All orders submitted by Dealer are subject to acceptance by Hatteras.

         5. Prices: The Products (including parts) sold to the Dealer by Hatteras shall be on the basis of price lists published by Hatteras from time to time, less any applicable discounts allowed by Hatteras' programs applicable to Dealer. Hatteras shall have the right to revise the price lists or applicable discounts on programs at any time, except for any retail contracts that may have been approved by Hatteras or as otherwise reflected in the attached Addendums. Hatteras shall have no obligation to reimburse Dealer for any loss which Dealer may sustain by reason of any change in price, program, or discount. Terms of payment will be as specified from time to time by Hatteras. Dealer will pay Hatteras the lesser of 1.5% late charges per month on any past due invoice, or the maximum permitted by state law, unless contested in good faith. Hatteras may refuse shipment for any credit reason, including Dealer's failure to pay for a prior shipment. Dealer will reimburse Hatteras for all necessary costs in collecting past due accounts, including attorney fees and court costs. Hatteras retains a security interest and lien on all Products sold to Dealer and all proceeds arising out of the sale of Products until Products are paid for in full in cash and Dealer hereby agrees to execute and/or file with appropriate government agencies such agreements and statements that reasonably may be requested by Hatteras to confirm and perfect such security interest.

         6. Shipments: All shipments of Products shall be made FOB the Hatteras factory designated by Hatteras, at which time title shall pass. Dealer shall pay all applicable shipping, transportation, delivery and handling charges for Products ordered. If Dealer fails to accept delivery of any Products ordered, Dealer shall reimburse Hatteras for any costs incurred, including inventory carrying charges and resale costs incurred by Hatteras. If Hatteras ships Products not ordered by Dealer, Dealer shall have the right to refuse delivery, in which event Hatteras shall pay all costs incurred in returning same to Hatteras. Shipments shall be subject to Hatteras' production schedule and availability of materials or transportation equipment. No liability shall be sustained by Hatteras by reason of its not filling any order due to circumstances beyond its reasonable control such as, but not limited to, labor disputes, natural disasters, accidents to machinery, acts of God, acts of or threatened acts of war or terrorism, material shortages or regulations.

         7. Risk of Loss: Risk of loss for Products ordered by Dealer shall pass to Dealer at the time the Products or part are tendered to the designated carrier at the Hatteras factory. Hatteras will arrange for insurance from the shipping point to the final delivery point. Dealer will be the loss payee on any claim. Hatteras will assist Dealer in the processing and collection of any claims against the carrier contracted by Hatteras.

         8. Payment - Claims: All sales of Products to Dealer shall be paid for in advance by Dealer, unless otherwise agreed between Hatteras and Dealer. All claims for shortage or damages or unacceptable goods shall be made at the time of arrival of the shipment. The failure of Dealer to give such notification shall constitute a waiver of any such claim. Dealer shall cause to be paid or shall make reimbursement to Hatteras in full for any and all taxes, duties, or other charges imposed by federal, state, municipal or other governmental authority upon any purchase or sale under this Agreement.

         9. Product Modification: Hatteras shall have the right to discontinue the sale of Products or to modify the design and components of Products at any time; provided, however, that Hatteras shall notify Dealer, prior to shipment, of any major design changes with respect to Products previously ordered by Dealer, except as noted in the attached Addendum.

         10.      Warranties: Dealer agrees to:

                  A. Sell Products only on the basis of Hatteras' published applicable Limited Warranty and make no other warranty or representations concerning the Limited Warranty, express or implied, either verbally or in writing.

                  B. Display at each Dealer Location that Product warranty information required by applicable law and furnish and make known to the first-use purchaser at the time of delivery the appropriate operations and maintenance manual provided by Hatteras, the Product installation instructions, if any, together with Hatteras' written limited warranty, including all disclaimers and limitations thereto.

                  C. Expressly inform the purchaser in writing of the terms of the Hatteras Limited Warranty that no Hatteras warranty applies if the Product is "used", which includes personal or substantial demonstration (excluding reasonable sea trials and demos for prospective customers or for marketing purposes at Rendezvous) use by the Dealer unless Hatteras expressly authorizes such warranty in writing.

No Product warranty shall apply if the design or material of the Product is substantially modified without the express authorization of Hatteras in writing.

                  D. Provide timely warranty service on all Product presented to Dealer by purchasers in accordance with Hatteras' then current warranty service program. Dealer agrees to make all claims for reimbursement under Hatteras' warranty service program in the manner prescribed by Hatteras. Hatteras may revise its warranty service program from time to time, providing Dealer with written notification of all revisions and those revisions will supersede all previous programs.

                  E. Provide Hatteras with access to its books and records and provide such additional documentation which Hatteras may reasonably request to verify the accuracy of the warranty claims submitted to Hatteras by Dealer and the service provided by Dealer with regard to such warranty claims. In the event Hatteras finds errors in the aggregate greater than 5% for claims submitted by Dealer and paid by Hatteras, Hatteras may calculate the percentage rate of error, and using that percentage rate of error, extrapolate the amount owed to Hatteras for up to three (3) prior years of paid claims made by Hatteras to Dealer. Within thirty (30) days of such notice, Dealer shall either pay the extrapolated amount to Hatteras or pay the cost of a full audit by Hatteras or Hatteras' designee and pay to Hatteras that amount, if any, found to be owing to Hatteras as a result of such audit. If the audit is unfounded, then Hatteras agrees to pay for the audit. Hatteras agrees to honor all legitimate warranty claims on Products when made by purchaser through Dealer in the manner prescribed by Hatteras. Hatteras shall respond to all proper and legitimate warranty claims submitted by Dealer within the terms and conditions of the Hatteras Limited Warranty. Hatteras agrees to pay or credit all accepted and undisputed claims within thirty (30) days after receipt of all required documentation.

         11. Indemnity for Boat Show Space Obtained from Hatteras. Hatteras on behalf of the Dealer may contract with and agree to indemnify boat show sponsors and other related parties for boat show space, Dealer hereby agrees to defend and indemnify Hatteras, and any boat show sponsor which Hatteras has agreed to indemnify, from any and all claims, causes of action and suits resulting from the acts or omissions of Dealer in setting up of boat show space originally obtained by Hatteras.

         12. Repossession or Repurchase of Product by Hatteras: Dealer shall be liable to and reimburse Hatteras for any and all losses or deficiencies on the sale or disposition of any merchandise (including Products) purchased by Dealer pursuant to this Agreement which is repossessed or repurchased by Hatteras for any reason whatsoever, except as noted in the addendum and 16G. Dealer shall also be liable for any and all discounts, volume rebates or other sales incentives paid to Dealer on merchandise, repurchased, all attorney's fees, court costs and expenses incurred in connection with such repossession or repurchase, except as noted in Addendum.

         13. Trademarks and Service Marks: Dealer acknowledges that Hatteras or its affiliated companies are the exclusive owners of various trademarks, service marks, trade designations and trade dress (collectively "Identification") which Hatteras uses in connection with Products and its business. Dealer is authorized to use Identification only in the manner prescribed by Hatteras, only in connection with the promotion and sale of Products and only until the expiration or termination of this Agreement. Dealer shall not use Identification in any manner that adversely reflects upon the reputation of Hatteras or in relation to any other matter that is a breach of this Agreement. Dealer shall not use Identification or advertise outside of the Territory without Hatteras' express written consent, except as outlined in the attached Addendum. Authorization shall not be interpreted as a license for use of Identification. Dealer acquires no proprietary rights with respect to Identification and this authorization shall terminate simultaneously with the termination or expiration of this Agreement. In the event of expiration or termination of this Agreement, Dealer shall immediately discontinue use of Identification in any way whatsoever and shall thereafter not use, either directly or indirectly, any Identification or any confusingly similar Identification in a manner likely to confuse, mistake or deceive the public.

         14. Performance Standards: Hatteras, after consultation with Dealer, may establish fair and reasonable standards of sales performance for the Dealership. Such standards are based on factors such as population, sales potential, market share percentage of the Products sold in the Territory as compared to competitive products sold in the Territory, economic conditions at the Dealer Location(s), competition from other marine dealerships in the area, past sales history, number of locations, and any special circumstances that may affect the sale of Products or the Dealer. Sales performance under this Agreement is agreed to as shown on attached Exhibit A, the Dealer Commitment Acknowledgment and Addendum.
s
         15. No Agency Created: It is understood and agreed that Dealer is not, nor shall it at any time represent itself to be, the agent, employee, representative or franchisee of Hatteras. Dealer shall not enter into any contract or commitment in the name of or on behalf of Hatteras. Hatteras has no fiduciary duty to Dealer pursuant to the Agreement or the relationship between the parties.

         16.      Term of Agreement - Termination:

                  A. Upon execution by Hatteras, the term of this Agreement shall be from July 1, 2003 until June 30, 2004 subject, however, to the provisions set forth below and in Paragraph 18 that provide for earlier termination and except as noted in the addendum.

                  B. Hatteras will give at least sixty (60) days notice prior to expiration of the Agreement of its intent not to enter into a new Agreement with Dealer unless: (1) Dealer fails or refuses to place a minimum stocking order of the next model year's Products, or (2) Dealer fails to meet its financial obligations as they become due to either Hatteras or lender(s) financing Products. Dealer agrees to provide Hatteras written notice of its intent not to enter a new Agreement at least sixty (60) days prior to expiration of this Agreement. Neither party is under any obligation express or implied, to renew or extend this Agreement or to enter into a new Agreement upon expiration, except as outlined in the Addendum. Sale of Product to Dealer after termination shall not be deemed renewal or extension of this Agreement.

                  C. This Agreement may be terminated at any time by the mutual consent of the parties. Either party may, upon thirty (30) days written notice to the other stating the reasons therefore, terminate this Agreement upon the other party's breaching or defaulting or failing to comply with any material obligation, covenant, representation, warranty or duty imposed herein that is applicable to such other party and is an essential condition of this Agreement, and provided that the breach or default has not been cured during the notification period. If the breach or default is not subject to cure (such as the commission of an act of bad faith), this Agreement may be terminated immediately, effective upon notice to the breaching or defaulting party.

                  D. This Agreement may be immediately terminated by a party upon written notice to the other party if any of the following occur with regard to the other party: (1) the other party ceases to exist; (2) the other party becomes insolvent or takes or fails to take any action which constitutes an admission of inability to pay debts as they mature; (3) the other party makes a general assignment for the benefit of creditors to an agent authorized to liquidate any substantial amount of assets; (4) the other party becomes a subject of an "order for relief" within the meaning of the United States Bankruptcy Code; (5) the other party applies to a court for the appointment of a receiver for any assets or properties; or, (6) the other party makes a fraudulent misrepresentation that is material to this Agreement.

                  E. This Agreement may be terminated immediately by Hatteras upon the occurrence of those matters described in Paragraph 18.A. below.

                  F. This Agreement may be terminated by Hatteras (notwithstanding and in addition to the provisions of subparagraph C and other subparagraphs) upon the giving of at least ten (10) days prior written notice to Dealer where there are unpaid sums due and owing to Hatteras that remain unpaid, in whole or part, at the end of such notice period, unless such amount is disputed in good faith by Dealer.

                  G. On or before the termination of this Agreement, Dealer shall provide written notice to Hatteras of all unsold Products subject to possible repurchase by Hatteras or appropriate financial institution who financed Dealer's Product inventory, including Product serial numbers and the Dealer's net purchase price for each Product, except as outlined in the Addendum. Upon the termination of this agreement, except as noted in the Addendum, (including expiration and failure to enter into a new agreement), Dealer shall offer to sell to Hatteras or Hatteras' designee, at Dealer's net purchase price (not including transportation, insurance, freight or financing costs), less any discounts or rebates previously paid by Hatteras' program ("Dealer Purchase Price"), Dealer's entire stock of Products in a new and unused (non demo as described in paragraph 10 c) condition. Hatteras shall have thirty
(30) days after the termination of this Agreement to accept Dealer's offer of sale, which acceptance shall be provided by a written notice given to dealer. If Hatteras terminates this Agreement prior to its expiration date without cause, Hatteras will offer to purchase Dealer's entire unsold stock of Products in a new and unused (non demo as described in paragraph 10c) condition at the Dealer Purchase Price, which offer must be accepted by a written notice provided to Hatteras within ten (10) days after termination of this Agreement. Except as expressly described herein, Hatteras shall not be obligated to repurchase Products if this Agreement is terminated or expires or is not renewed, except as noted in the attached Addendum. Dealer shall sell such Products to Hatteras or its designee, and such repurchase is conditional upon Dealer's ability to sell such Products, with good and merchantable title, free and clear of all liens and encumbrances. Dealer shall deliver all title documentation requested by Hatteras and Dealer shall execute a limited power of attorney on behalf of Hatteras for purposes of executing all necessary title documentation. Payment for purchased Product shall be, at Hatteras' option, by credit, offset or payment made to dealer within ten (10) days after Hatteras' acceptance of the purchased Product, subject as where noted with specific side agreements.

                  H. If Hatteras terminates or Hatteras and Dealer mutually terminate this Agreement prior to its expiration date, provided the termination is not for quality of service, fraud, or financial instability or insolvency of Dealer, Hatteras will nevertheless continue to sell warranty parts and accessories for Products on a cash on delivery basis for a period not to exceed twelve (12) months from the warranty activation period of the last Hatteras Product delivered by the Dealer in order that Dealer may continue to provide warranty service on Products which have outstanding warranties.

                  J. Any period of time described in the Agreement shall be modified to include such different period of time that may be required by applicable law.

         17. Governing Law: This Agreement has been signed by Dealer on the date reflected below, and shall become binding upon the execution by Hatteras at its headquarters in North Carolina, U.S.A. This Agreement shall be governed, interpreted and construed according to the laws of the State of North Carolina, U.S.A., without regard to applicable conflicts of law.

         18.      Assignability:

                  A. This appointment and Agreement is made and entered into with the distinct understanding that it is personal with Dealer and Dealer's affiliates and is not, whether by operation of law or otherwise, assignable or in any part delegable or transferable unless the express written consent of Hatteras is obtained provided, however, that Dealer may assign the appointment and this Agreement to a subsidiary or affiliate without consent, by informing the assignment in writing to Hatteras. Unless first approved by Hatteras in writing, any purported assignment, delegation or subcontracting of Dealer's rights and obligations under this Agreement in contravention of this Agreement or any change in control in contravention of this Agreement may immediately render this Agreement, at Hatteras' option, terminated. Any unconsented to assignment in contravention of this Agreement shall, at Hatteras' option, be deemed void.

         19. Notices: Any written notice given pursuant to this Agreement shall be either hand delivered (by courier or otherwise), or mailed, postage prepaid, by Registered or Certified Mail, return receipt requested, to the party at the respective principal place of business first above written. Notice may also be given by fax if a copy is also mailed in the manner described herein. Such notice shall be deemed to be given upon first receipt. A change of address may be given by such notice.

         20. Entire Agreement - Non-Waiver - Separability: This Agreement and the attached Addendum contains the entire agreement between the parties with respect to the matters set forth herein and may not be amended or modified except by written instrument signed by Hatteras and Dealer that expressly states that the writing constitutes a rider or modification to this Agreement, provided that Hatteras may at its sole discretion and from time to time make changes to Dealer Programs and Hatteras' Internet Policy upon the giving of notice to Dealer. This Agreement and the Addendum attached hereto terminates and replaces all prior agreements made between the parties and there are no other agreements regarding the matters herein provided that each party shall remain obligated to the other for any monies owed under such prior agreements between the parties, and except for payments to be made to Dealer in the ordinary course of business there are no other monies, claims or actions which may give rise to or result in any compensation or monies being owed to Dealer by Hatteras. Failure on the part of Hatteras or Dealer to enforce any term of this Agreement shall not constitute a waiver thereof. Any provision of this Agreement which in any way contravenes or is unenforceable under applicable law shall not apply and shall be deemed separable and not to be a part of this Agreement without affecting the validity of the remaining provisions. The Hatteras Dealer Programs and Policies and their content as well as the Hatteras Internet Policy is incorporated herein by reference. Dealer represents to Hatteras that it is not aware of any claims, causes of action or disputes that it has or may assert against Hatteras that arise out of or have accrued prior to the effective date of this Agreement. Dealer further represents to Hatteras that Dealer has not breached or otherwise violated any material term or condition of any previous Agreement with Hatteras.

         21. Guarantee: As a condition for Hatteras' entering into this Agreement, MarineMax has signed this document as evidence of its irrevocable guarantee of the Dealer's performance of all the financial duties and financial obligations provided for in this Agreement.

         22. Disputes. All disputes, controversies or claims connected with, arising out of, or relating to this Agreement, or any modification, extension or renewal thereof, or to any causes of action that result from such relationship, shall be subject exclusively to the remedy of arbitration described herein, including but not limited to sums due under this Agreement, the interpretation, performance or nonperformance of this Agreement, and claim for damages or rescission, a breach or default of this Agreement, the creation, termination or nonrenewal of this Agreement (such as a dispute regarding the causes, validity or circumstances of the termination, nonextension, or nonrenewal), and trade regulations or antitrust claims, whether such controversies or claims are in law or equity or include claims based upon contract, statute, tort or otherwise. All controversies shall be conducted in accordance with the American Arbitration Association Commercial Arbitration Rules.

         The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Section 1-16, as amended, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of the arbitration shall be at Raleigh, North Carolina. Dealer consents to personal jurisdiction of such court, including the federal and state courts located in the State of North Carolina. The arbitrator is not empowered to and shall not award damages in excess of actual damages and in no event shall the arbitrator award punitive, special or consequential damages, or prejudgment interest.

         This Paragraph shall survive the expiration or termination of this Agreement.

         Except for sums owing to Hatteras all arbitration claims and proceedings must be instituted within one (1) year after the cause of action arises, and the failure to institute arbitration proceedings within such period shall constitute an absolute bar to the institution of any proceedings and a waiver and relinquishment of all such claims.

         23. Miscellaneous: Except as expressly described to the contrary in this Agreement, the rights and remedies of each party are not exclusive and where consent or approval is to be given that party may withhold such consent or approval for any reason.

         24. Confidentiality: Hatteras shall maintain in confidence all Dealer proprietary and confidential information which is disclosed to Hatteras.

         IN WITNESS WHEREOF, Hatteras and Dealer have executed this Agreement as of the date first above written.

HATTERAS YACHTS DIVISION OF             MarineMax Motor Yachts, LLC
BRUNSWICK CORPORATION

By:    __________________________       By:    _____________________________

Title: __________________________       Title: _____________________________

Date:  __________________________

                                        MarineMax, Inc.

                                        By:    __________________________

                                        Title: __________________________

                                        Date:  __________________________

                                    HATTERAS

                           SALES AND SERVICE AGREEMENT

         THIS AGREEMENT (which includes the attached addendum, exhibits and attachments contained herein) made this 1st day of July, 2003 between HATTERAS YACHTS DIVISION of Brunswick Corporation, a Delaware corporation, (hereinafter referred to as "Hatteras"), having its principal place of business at 110 North Glenburnie Road, New Bern, North Carolina 28560, and MarineMax Motor Yachts, LLC, with its principal place of business at 2551 South Shore Harbor, Pier 13, League City, TX, 77573 a Limited Liability Corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as "Dealer") and its parent corporation, MarineMax Inc. a Delaware Corporation with its principal place of business at 18167 US 19 North, Suite 499, Clearwater, FL 33764 (hereforth referral to as "MarineMax"), whereby in consideration of the mutual covenants herein contained, it is agreed as follows:

         1. Appointment of Dealers: Hatteras hereby appoints Dealer as a non-exclusive dealer for the retail sale, display, and servicing of the following Hatteras product(s) and repair parts (hereinafter "Product" or "Products") as specified in the Hatteras 2004 Agreement and Dealer Programs applicable to Hatteras dealers selling comparable Products (hereinafter referred to as "Agreement"), from the below described Dealer Location(s), which Products shall be purchased only from Hatteras or an authorized Hatteras dealer. Hatteras reserves the right to make sales to purchasers and to appoint other Dealers to sell Products within the defined marketing territory set forth in Paragraph 2 below (hereinafter referred to as the "Territory"):

                                                          Dealer      Hatteras
50' - 70' Convertibles, Parts and Accessories             ______       ______
82' - 90' Convertibles, Parts and Accessories             ______       ______
63' - 80' Motor Yachts, Parts and Accessories             ______       ______
84' - 100' Motor Yachts, Parts and Accessories            ______       ______

Notwithstanding the above provisions, during the term of this Agreement, and provided that Dealer is in compliance with the material obligations, performance standards, terms, conditions, and covenants as specified in this Agreement and any modifications, Hatteras shall not appoint another or other dealers to sell Product from a dealer location that is within the Territory.

Hatteras will not sell direct in the assigned Territory without prior consultation, subject to the attached Addendum.

*Both parties must initial the product descriptions to be included in this Agreement.

         2. Location: Dealer shall sell at retail, display, and service Products only at and from the following non-exclusive location(s) ("Dealer Location(s)"), which Dealer Location(s) are both sales and service unless otherwise specified hereto in writing:

                Sales Location                                       Service Location
                --------------                                       ----------------
2551 South Shore Harbor, Pier 13, League City, TX       2551 South Shore Harbor, Pier 13, League
                                                          City, TX

                                                        3001 Nasa Road One, Seabrook, TX

and Dealer shall concentrate its sales and service effort to within the following Territory:

         Texas

Dealer shall not delete, change or add to the above Dealer Location(s) without the prior written consent of Hatteras, which consent shall not be unreasonably withheld, and Hatteras may consider any relevant factors and consequences as part of such approval process, including but limited to the Dealer's qualifications, abilities and financial capabilities to perform the Agreement obligations and to operate the business from the proposed Dealer location, applicable legal restrictions, and the effect such a grant would have on the resulting Territory configuration and adjacent Hatteras dealer sales. Dealer will not sell Products for use by or to a purchaser located outside of the country in which the Dealer is located, except as noted in the attached Addendum, or to others for the purpose of resale without the prior written consent of Hatteras. Specifically, Dealer shall not utilize the services of a broker or similar agent to sell Product unless employed as a subcontractor of the Dealer or working for the Dealer subject to the terms and conditions of this Agreement and the policies of Hatteras. In addition, Dealer shall not sell, advertise, solicit for sale, or offer for resale Products outside of the Territory except Dealer may advertise in recognized and established marine publications with acceptable cross-territorial distribution, subject to the Addendum attached. Dealer agrees not to advertise price (with the exception of the current MSRP) of Hatteras' Products in any electronic media, newspaper, trade publications or other publication or medium that is cross territorial and/or distributed outside of the Territory. Dealer agrees to provide appropriate facilities and to assume full and complete managerial authority and responsibility for the display, retail sale and service of the Products at and from each Dealer Location, as appropriate.

         3.       Dealer's Responsibilities: Dealer agrees to:

                  A. Devote its best efforts to appropriately promote, display, advertise and sell Products at each Dealer Location in accordance with the terms of this Agreement and all applicable federal, state and local laws. Dealer shall display and utilize at each Dealer Location signs, graphics and image elements with Hatteras' Identification, as defined herein, subject to the requirements and approval by Hatteras, that will positively reflect the Hatteras image and promote the retail sale of the Products.

                  B. Purchase and carry on hand a sufficient inventory of current Products and parts to meet the reasonable demand of customers.

                  C. Maintain at each Dealer Location (unless a sales location only and then service is to be provided at another Dealer Location or associated and authorized Hatteras service facility) a service department that Dealer agrees to staff, train and equip to promptly and professionally service Products; and to maintain at said Location parts and supplies to properly service Products on a timely basis.

                  D. Perform any and all necessary Product rigging, installation, inspection and Product orientation services prior to delivery to the purchaser as required by Hatteras and perform post-sale service of all Products originally sold by Dealer and brought to Dealer for service. Dealer shall advise all purchasers that dealers in other locations are not required to provide warranty and service work for the purchaser and all such work is the responsibility of Dealer. Dealer shall instruct the purchaser to contact it prior to moving the Product so arrangements for warranty or service work can be made. However, Dealer may be required to provide or arrange for warranty and service work for Product regardless of the area or condition of sale. Dealer will secure all Product inventory against weathering and damage and maintain inventory at all times in a like new and unused condition.

                  E. Furnish each Product purchaser with Hatteras' Limited Warranty on new Products and with information and training as to the safe and proper operation and maintenance of the Product.

                  F. Complete and submit Hatteras' Warranty Registration Card and Warranty Awareness Checklist immediately upon delivery of the Products to the purchaser and assist Hatteras in performing Products defect and recall campaigns. In the event Dealer fails to return said card to Hatteras as prescribed herein, Dealer agrees to indemnify Hatteras against any liability, loss or damage which Hatteras may sustain as a result of said failure. Hatteras will notify Dealer if Hatteras has not received the warranty registration card.

                  G. Maintain complete Product sales and service records and report to Hatteras on a regular basis the name and address of each Product purchaser, upon request.

                  H. Achieve Product sales and service performance in accordance with fair and reasonable standards and sales levels established by Hatteras from time to time as described in paragraph 14 below.

                  I. (1) Submit complete and accurate annual financial statements for MarineMax within ninety (90) days after the end of MarineMax's fiscal or calendar year; (2) submit complete financial statements for MarineMax based on reporting following the quarter end; and, (3) consent to full and open disclosure of financial information concerning MarineMax and between Hatteras and any financial institution or company which finances all or part of Dealer's Product inventory.

                  J. Conduct business in manner that preserves and enhances the reputation and goodwill of both Hatteras and Dealer for providing quality products and services, and submit to Hatteras truthful and accurate statements, reports and information.

                  K. Maintain an ability to purchase Product inventory via flooring and/or self-financing that is customary to the ability to carry on hand and display Hatteras' current Product models as indicated on Exhibit A of this Agreement, except as noted in the attached Addendum.

                  L. Allow the application of any rebates or account credits owed to Dealer as an offset against any losses, debts or monies owed to Hatteras by Dealer, including but not limited to losses or debts applicable to open Products accounts, unpaid retail show space, and to any losses relating to Dealer flooring or financing.

                  M. Indemnify and hold harmless Hatteras, its parent, affiliates and subsidiaries who finance Dealer's Product inventory against any and all claims or losses whatsoever as a result of Dealer's failure to meet or comply with its obligations under this Agreement to Hatteras or to such indemnified financial institutions.

                  N. Maintain a CSI rating to preserve Hatteras' image in the market place.

                  O. Comply with those Dealer obligations that may be imposed or established for similar situated Dealers by Hatteras and which are included in this Agreement, annual Dealer Programs and policies and Hatteras' Internet Policy to the maximum extent permitted by applicable law.

                  P. Maintain a financial condition which is adequate to satisfy and perform its obligations under this Agreement, including the ability to accept and floor plan trade-in products.

                  Q. Maintain in confidence all Hatteras proprietary and confidential information which is disclosed to Dealer.

                  R. Provide prior written notice to Hatteras if Dealer desires to make any change in Dealer's financing of its Product inventory or business and give Hatteras sufficient time to discuss and review with Dealer the effect of the proposed change.

                  S. Notify Hatteras of any proposed change in the control or management of the Dealer and the addition or deletion of any Dealer Location(s).

         4. Orders: Dealer agrees to submit orders to Hatteras in a manner and format prescribed by Hatteras, which orders shall be subject to Hatteras' current terms and conditions of sale. Any order which does not comply with Hatteras' terms and conditions need not be filled by Hatteras. Any additional or different terms submitted by Dealer will be void and of no effect. Dealer cancellation of orders will be subject to Hatteras' then current cancellation policy. All orders submitted by Dealer are subject to acceptance by Hatteras.

         5. Prices: The Products (including parts) sold to the Dealer by Hatteras shall be on the basis of price lists published by Hatteras from time to time, less any applicable discounts allowed by Hatteras' programs applicable to Dealer. Hatteras shall have the right to revise the price lists or applicable discounts on programs at any time, except for any retail contracts that may have been approved by Hatteras or as otherwise reflected in the attached Addendums. Hatteras shall have no obligation to reimburse Dealer for any loss which Dealer may sustain by reason of any change in price, program, or discount. Terms of payment will be as specified from time to time by Hatteras. Dealer will pay Hatteras the lesser of 1.5% late charges per month on any past due invoice, or the maximum permitted by state law, unless contested in good faith. Hatteras may refuse shipment for any credit reason, including Dealer's failure to pay for a prior shipment. Dealer will reimburse Hatteras for all necessary costs in collecting past due accounts, including attorney fees and court costs. Hatteras retains a security interest and lien on all Products sold to Dealer and all proceeds arising out of the sale of Products until Products are paid for in full in cash and Dealer hereby agrees to execute and/or file with appropriate government agencies such agreements and statements that reasonably may be requested by Hatteras to confirm and perfect such security interest.

         6. Shipments: All shipments of Products shall be made FOB the Hatteras factory designated by Hatteras, at which time title shall pass. Dealer shall pay all applicable shipping, transportation, delivery and handling charges for Products ordered. If Dealer fails to accept delivery of any Products ordered, Dealer shall reimburse Hatteras for any costs incurred, including inventory carrying charges and resale costs incurred by Hatteras. If Hatteras ships Products not ordered by Dealer, Dealer shall have the right to refuse delivery, in which event Hatteras shall pay all costs incurred in returning same to Hatteras. Shipments shall be subject to Hatteras' production schedule and availability of materials or transportation equipment. No liability shall be sustained by Hatteras by reason of its not filling any order due to circumstances beyond its reasonable control such as, but not limited to, labor disputes, natural disasters, accidents to machinery, acts of God, acts of or threatened acts of war or terrorism, material shortages or regulations.

         7. Risk of Loss: Risk of loss for Products ordered by Dealer shall pass to Dealer at the time the Products or part are tendered to the designated carrier at the Hatteras factory. Hatteras will arrange for insurance from the shipping point to the final delivery point. Dealer will be the loss payee on any claim. Hatteras will assist Dealer in the processing and collection of any claims against the carrier contracted by Hatteras.

         8. Payment - Claims: All sales of Products to Dealer shall be paid for in advance by Dealer, unless otherwise agreed between Hatteras and Dealer. All claims for shortage or damages or unacceptable goods shall be made at the time of arrival of the shipment. The failure of Dealer to give such notification shall constitute a waiver of any such claim. Dealer shall cause to be paid or shall make reimbursement to Hatteras in full for any and all taxes, duties, or other charges imposed by federal, state, municipal or other governmental authority upon any purchase or sale under this Agreement.

         9. Product Modification: Hatteras shall have the right to discontinue the sale of Products or to modify the design and components of Products at any time; provided, however, that Hatteras shall notify Dealer, prior to shipment, of any major design changes with respect to Products previously ordered by Dealer, except as noted in the attached Addendum.

         10.      Warranties: Dealer agrees to:

                  A. Sell Products only on the basis of Hatteras' published applicable Limited Warranty and make no other warranty or representations concerning the Limited Warranty, express or implied, either verbally or in writing.

                  B. Display at each Dealer Location that Product warranty information required by applicable law and furnish and make known to the first-use purchaser at the time of delivery the appropriate operations and maintenance manual provided by Hatteras, the Product installation instructions, if any, together with Hatteras' written limited warranty, including all disclaimers and limitations thereto.

                  C. Expressly inform the purchaser in writing of the terms of the Hatteras Limited Warranty that no Hatteras warranty applies if the Product is "used", which includes personal or substantial demonstration (excluding reasonable sea trials and demos for prospective customers or for marketing purposes at Rendezvous) use by the Dealer unless Hatteras expressly authorizes such warranty in writing. No Product warranty shall apply if the design or material of the Product is substantially modified without the express authorization of Hatteras in writing.

                  D. Provide timely warranty service on all Product presented to Dealer by purchasers in accordance with Hatteras' then current warranty service program. Dealer agrees to make all claims for reimbursement under Hatteras' warranty service program in the manner prescribed by Hatteras. Hatteras may revise its warranty service program from time to time, providing Dealer with written notification of all revisions and those revisions will supersede all previous programs.

                  E. Provide Hatteras with access to its books and records and provide such additional documentation which Hatteras may reasonably request to verify the accuracy of the warranty claims submitted to Hatteras by Dealer and the service provided by Dealer with regard to such warranty claims. In the event Hatteras finds errors in the aggregate greater than 5% for claims submitted by Dealer and paid by Hatteras, Hatteras may calculate the percentage rate of error, and using that percentage rate of error, extrapolate the amount owed to Hatteras for up to three (3) prior years of paid claims made by Hatteras to Dealer. Within thirty (30) days of such notice, Dealer shall either pay the extrapolated amount to Hatteras or pay the cost of a full audit by Hatteras or Hatteras' designee and pay to Hatteras that amount, if any, found to be owing to Hatteras as a result of such audit. If the audit is unfounded, then Hatteras agrees to pay for the audit. Hatteras agrees to honor all legitimate warranty claims on Products when made by purchaser through Dealer in the manner prescribed by Hatteras. Hatteras shall respond to all proper and legitimate warranty claims submitted by Dealer within the terms and conditions of the Hatteras Limited Warranty. Hatteras agrees to pay or credit all accepted and undisputed claims within thirty (30) days after receipt of all required documentation.

         11. Indemnity for Boat Show Space Obtained from Hatteras. Hatteras on behalf of the Dealer may contract with and agree to indemnify boat show sponsors and other related parties for boat show space, Dealer hereby agrees to defend and indemnify Hatteras, and any boat show sponsor which Hatteras has agreed to indemnify, from any and all claims, causes of action and suits resulting from the acts or omissions of Dealer in setting up of boat show space originally obtained by Hatteras.

         13. Repossession or Repurchase of Product by Hatteras: Dealer shall be liable to and reimburse Hatteras for any and all losses or deficiencies on the sale or disposition of any merchandise (including Products) purchased by Dealer pursuant to this Agreement which is repossessed or repurchased by Hatteras for any reason whatsoever, except as noted in the addendum and 16G. Dealer shall also be liable for any and all discounts, volume rebates or other sales incentives paid to Dealer on merchandise, repurchased, all attorney's fees, court costs and expenses incurred in connection with such repossession or repurchase, except as noted in Addendum.

         13. Trademarks and Service Marks: Dealer acknowledges that Hatteras or its affiliated companies are the exclusive owners of various trademarks, service marks, trade designations and trade dress (collectively "Identification") which Hatteras uses in connection with Products and its business. Dealer is authorized to use Identification only in the manner prescribed by Hatteras, only in connection with the promotion and sale of Products and only until the expiration or termination of this Agreement. Dealer shall not use Identification in any manner that adversely reflects upon the reputation of Hatteras or in relation to any other matter that is a breach of this Agreement. Dealer shall not use Identification or advertise outside of the Territory without Hatteras' express written consent, except as outlined in the attached Addendum. Authorization shall not be interpreted as a license for use of Identification. Dealer acquires no proprietary rights with respect to Identification and this authorization shall terminate simultaneously with the termination or expiration of this Agreement. In the event of expiration or termination of this Agreement, Dealer shall immediately discontinue use of Identification in any way whatsoever and shall thereafter not use, either directly or indirectly, any Identification or any confusingly similar Identification in a manner likely to confuse, mistake or deceive the public.

         14. Performance Standards: Hatteras, after consultation with Dealer, may establish fair and reasonable standards of sales performance for the Dealership. Such standards are based on factors such as population, sales potential, market share percentage of the Products sold in the Territory as compared to competitive products sold in the Territory, economic conditions at the Dealer Location(s), competition from other marine dealerships in the area, past sales history, number of locations, and any special circumstances that may affect the sale of Products or the Dealer. Sales performance under this Agreement is agreed to as shown on attached Exhibit A, the Dealer Commitment Acknowledgment and Addendum.

         15. No Agency Created: It is understood and agreed that Dealer is not, nor shall it at any time represent itself to be, the agent, employee, representative or franchisee of Hatteras. Dealer shall not enter into any contract or commitment in the name of or on behalf of Hatteras. Hatteras has no fiduciary duty to Dealer pursuant to the Agreement or the relationship between the parties.

         16.      Term of Agreement - Termination:

                  A. Upon execution by Hatteras, the term of this Agreement shall be from July 1, 2003 until June 30, 2004 subject, however, to the provisions set forth below and in Paragraph 18 that provide for earlier termination and except as noted in the addendum.

                  B. Hatteras will give at least sixty (60) days notice prior to expiration of the Agreement of its intent not to enter into a new Agreement with Dealer unless: (1) Dealer fails or refuses to place a minimum stocking order of the next model year's Products, or (2) Dealer fails to meet its financial obligations as they become due to either Hatteras or lender(s) financing Products. Dealer agrees to provide Hatteras written notice of its intent not to enter a new Agreement at least sixty (60) days prior to expiration of this Agreement. Neither party is under any obligation express or implied, to renew or extend this Agreement or to enter into a new Agreement upon expiration, except as outlined in the Addendum. Sale of Product to Dealer after termination shall not be deemed renewal or extension of this Agreement.

                  C. This Agreement may be terminated at any time by the mutual consent of the parties. Either party may, upon thirty (30) days written notice to the other stating the reasons therefore, terminate this Agreement upon the other party's breaching or defaulting or failing to comply with any material obligation, covenant, representation, warranty or duty imposed herein that is applicable to such other party and is an essential condition of this Agreement, and provided that the breach or default has not been cured during the notification period. If the breach or default is not subject to cure (such as the commission of an act of bad faith), this Agreement may be terminated immediately, effective upon notice to the breaching or defaulting party.

                  D. This Agreement may be immediately terminated by a party upon written notice to the other party if any of the following occur with regard to the other party: (1) the other party ceases to exist; (2) the other party becomes insolvent or takes or fails to take any action which constitutes an admission of inability to pay debts as they mature; (3) the other party makes a general assignment for the benefit of creditors to an agent authorized to liquidate any substantial amount of assets; (4) the other party becomes a subject of an "order for relief" within the meaning of the United States Bankruptcy Code; (5) the other party applies to a court for the appointment of a receiver for any assets or properties; or, (6) the other party makes a fraudulent misrepresentation that is material to this Agreement.

                  E. This Agreement may be terminated immediately by Hatteras upon the occurrence of those matters described in Paragraph 18.A. below.

                  F. This Agreement may be terminated by Hatteras (notwithstanding and in addition to the provisions of subparagraph C and other subparagraphs) upon the giving of at least ten (10) days prior written notice to Dealer where there are unpaid sums due and owing to Hatteras that remain unpaid, in whole or part, at the end of such notice period, unless such amount is disputed in good faith by Dealer.

                  G. On or before the termination of this Agreement, Dealer shall provide written notice to Hatteras of all unsold Products subject to possible repurchase by Hatteras or appropriate financial institution who financed Dealer's Product inventory, including Product serial numbers and the Dealer's net purchase price for each Product, except as outlined in the Addendum. Upon the termination of this agreement, except as noted in the Addendum, (including expiration and failure to enter into a new agreement), Dealer shall offer to sell to Hatteras or Hatteras' designee, at Dealer's net purchase price (not including transportation, insurance, freight or financing costs), less any discounts or rebates previously paid by Hatteras' program ("Dealer Purchase Price"), Dealer's entire stock of Products in a new and unused (non demo as described in paragraph 10 c) condition. Hatteras shall have thirty
(30) days after the termination of this Agreement to accept Dealer's offer of sale, which acceptance shall be provided by a written notice given to dealer. If Hatteras terminates this Agreement prior to its expiration date without cause, Hatteras will offer to purchase Dealer's entire unsold stock of Products in a new and unused (non demo as described in paragraph
10c) condition at the Dealer Purchase Price, which offer must be accepted by a written notice provided to Hatteras within ten (10) days after termination of this Agreement. Except as expressly described herein, Hatteras shall not be obligated to repurchase Products if this Agreement is terminated or expires or is not renewed, except as noted in the attached Addendum. Dealer shall sell such Products to Hatteras or its designee, and such repurchase is conditional upon Dealer's ability to sell such Products, with good and merchantable title, free and clear of all liens and encumbrances. Dealer shall deliver all title documentation requested by Hatteras and Dealer shall execute a limited power of attorney on behalf of Hatteras for purposes of executing all necessary title documentation. Payment for purchased Product shall be, at Hatteras' option, by credit, offset or payment made to dealer within ten (10) days after Hatteras' acceptance of the purchased Product, subject as where noted with specific side agreements.

                  H. If Hatteras terminates or Hatteras and Dealer mutually terminate this Agreement prior to its expiration date, provided the termination is not for quality of service, fraud, or financial instability or insolvency of Dealer, Hatteras will nevertheless continue to sell warranty parts and accessories for Products on a cash on delivery basis for a period not to exceed twelve (12) months from the warranty activation period of the last Hatteras Product delivered by the Dealer in order that Dealer may continue to provide warranty service on Products which have outstanding warranties.

                  J. Any period of time described in the Agreement shall be modified to include such different period of time that may be required by applicable law.

         17. Governing Law: This Agreement has been signed by Dealer on the date reflected below, and shall become binding upon the execution by Hatteras at its headquarters in North Carolina, U.S.A. This Agreement shall be governed, interpreted and construed according to the laws of the State of North Carolina, U.S.A., without regard to applicable conflicts of law.

         18.      Assignability:

                  A. This appointment and Agreement is made and entered into with the distinct understanding that it is personal with Dealer and Dealer's affiliates and is not, whether by operation of law or otherwise, assignable or in any part delegable or transferable unless the express written consent of Hatteras is obtained provided, however, that Dealer may assign the appointment and this Agreement to a subsidiary or affiliate without consent, by informing the assignment in writing to Hatteras. Unless first approved by Hatteras in writing, any purported assignment, delegation or subcontracting of Dealer's rights and obligations under this Agreement in contravention of this Agreement or any change in control in contravention of this Agreement may immediately render this Agreement, at Hatteras' option, terminated. Any unconsented to assignment in contravention of this Agreement shall, at Hatteras' option, be deemed void.

         19. Notices: Any written notice given pursuant to this Agreement shall be either hand delivered (by courier or otherwise), or mailed, postage prepaid, by Registered or Certified Mail, return receipt requested, to the party at the respective principal place of business first above written. Notice may also be given by fax if a copy is also mailed in the manner described herein. Such notice shall be deemed to be given upon first receipt. A change of address may be given by such notice.

         20. Entire Agreement - Non-Waiver - Separability: This Agreement and the attached Addendum contains the entire agreement between the parties with respect to the matters set forth herein and may not be amended or modified except by written instrument signed by Hatteras and Dealer that expressly states that the writing constitutes a rider or modification to this Agreement, provided that Hatteras may at its sole discretion and from time to time make changes to Dealer Programs and Hatteras' Internet Policy upon the giving of notice to Dealer. This Agreement and the Addendum attached hereto terminates and replaces all prior agreements made between the parties and there are no other agreements regarding the matters herein provided that each party shall remain obligated to the other for any monies owed under such prior agreements between the parties, and except for payments to be made to Dealer in the ordinary course of business there are no other monies, claims or actions which may give rise to or result in any compensation or monies being owed to Dealer by Hatteras. Failure on the part of Hatteras or Dealer to enforce any term of this Agreement shall not constitute a waiver thereof. Any provision of this Agreement which in any way contravenes or is unenforceable under applicable law shall not apply and shall be deemed separable and not to be a part of this Agreement without affecting the validity of the remaining provisions. The Hatteras Dealer Programs and Policies and their content as well as the Hatteras Internet Policy is incorporated herein by reference. Dealer represents to Hatteras that it is not aware of any claims, causes of action or disputes that it has or may assert against Hatteras that arise out of or have accrued prior to the effective date of this Agreement. Dealer further represents to Hatteras that Dealer has not breached or otherwise violated any material term or condition of any previous Agreement with Hatteras.

         21. Guarantee: As a condition for Hatteras' entering into this Agreement, MarineMax has signed this document as evidence of its irrevocable guarantee of the Dealer's performance of all the financial duties and financial obligations provided for in this Agreement.

         22. Disputes. All disputes, controversies or claims connected with, arising out of, or relating to this Agreement, or any modification, extension or renewal thereof, or to any causes of action that result from such relationship, shall be subject exclusively to the remedy of arbitration described herein, including but not limited to sums due under this Agreement, the interpretation, performance or nonperformance of this Agreement, and claim for damages or rescission, a breach or default of this Agreement, the creation, termination or nonrenewal of this Agreement (such as a dispute regarding the causes, validity or circumstances of the termination, nonextension, or nonrenewal), and trade regulations or antitrust claims, whether such controversies or claims are in law or equity or include claims based upon contract, statute, tort or otherwise. All controversies shall be conducted in accordance with the American Arbitration Association Commercial Arbitration Rules.

         The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Section 1-16, as amended, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of the arbitration shall be at Raleigh, North Carolina. Dealer consents to personal jurisdiction of such court, including the federal and state courts located in the State of North Carolina. The arbitrator is not empowered to and shall not award damages in excess of actual damages and in no event shall the arbitrator award punitive, special or consequential damages, or prejudgment interest.

         This Paragraph shall survive the expiration or termination of this Agreement.

         Except for sums owing to Hatteras all arbitration claims and proceedings must be instituted within one (1) year after the cause of action arises, and the failure to institute arbitration proceedings within such period shall constitute an absolute bar to the institution of any proceedings and a waiver and relinquishment of all such claims.

         23. Miscellaneous: Except as expressly described to the contrary in this Agreement, the rights and remedies of each party are not exclusive and where consent or approval is to be given that party may withhold such consent or approval for any reason.

         24. Confidentiality: Hatteras shall maintain in confidence all Dealer proprietary and confidential information which is disclosed to Hatteras.

         IN WITNESS WHEREOF, Hatteras and Dealer have executed this Agreement as of the date first above written.

HATTERAS YACHTS DIVISION OF             MarineMax Motor Yachts, LLC
BRUNSWICK CORPORATION

By:    __________________________       By:    _____________________________

Title: __________________________       Title: _____________________________

Date:  __________________________

                                        MarineMax, Inc.

                                        By:    __________________________

                                        Title: __________________________

                                        Date:  __________________________